Exhibit 99.1

1 Supplemental Operating and Financial Data 1Q2021 May 6, 2021

Table of Contents Company HighlightsPage The Upton – Short Hills, NJ (Commenced Lease-Up) RiverHouse 9 - Weehawken, NJ (In-Construction) This Supplemental Operating and Financial Data should be read in connection with the Company’s first quarter 2021 earnings press release (included as Exhibit 99.2 of the Company’s Current Report on Form 8-K, filed on May 6, 2021) and quarterly report on Form 10-Q for the quarter ended March 31, 2021, as certain disclosures, definitions and reconciliations in such announcement have not been included in this Supplemental Operating and Financial Data. 1Q 2021 The Capstone – West New York, NJ (Commenced Lease-Up)2

3 1Q 20213

Company Overview

Corporate Profile

Mack-Cali (CLI) is a fully integrated REIT with a dual asset platform comprised of residential holdings and waterfront office.

Company Objectives

Mack-Cali's residential platform is a market-leading residential developer and owner of class A properties. We have experienced and expect continued growth and cash flow contribution from our residential holdings as our development pipeline of active construction projects and planned starts are put into service.

Mack-Cali continues to focus on the quality of its Waterfront office portfolio, combining high quality office space with a wide range of amenities.



Harborside Atrium
Jersey City, NJ

Key Statistics	1Q 2021	4Q 2020
Company		
Total Capitalization	$4.9 billion	$4.6 billion
Core FFO	$18.2 million	$16.2 million
Core FFO Per Diluted Share	$0.18	$0.16
AFFO	$13.6 million	$3.3 million
Residential Portfolio[1]		
Operating Units	5,825	5,825
% Leased	92.8%	90.2%
% Occupied	89.7%	86.9%
Average Rent Per Unit	$2,925	$3,014
In-Construction Units[2]	1,616	1,616
Land Bank Units	8,510	8,555
Office Portfolio		
Square Feet of Office Space	6.8 million	7.9 million
Consolidated In-Service Properties	17	22
% Leased Office	74.2%	78.7%
% Commenced Occupancy	72.3%	76.9%
Cash Rental Rate Roll-Up	(4.2%)	(5.4%)
GAAP Rental Rate Roll-Up	(1.1%)	(2.2%)
Average In-Place Rent Per Square Foot	$40.85	$40.04

Notes:
1) The Residential Portfolio metrics exclude 372 hotel keys.
2) In-Construction Units includes 553 units in assets that have commenced leasing activities.

1Q 2021 CLI Company Highlights 4

Recent Activity Performance Highlights Achieved Core FFO of $18.2 million, or $0.18 per share Produced AFFO of $13.6 million Residential: The operating portfolio finished 1Q at 92.8% leased Office: Leased 78,901 square feet of office space; finished 1Q at 74.2% leased Transaction Activity Since January 1, 2021, the Company has completed the sales of nine office buildings across its Suburban NJ portfolio, totaling 1,904,669 square feet gross purchase prices totaling $547.0 million On January 14, 2021, the Company completed the sale of 100 Overlook Center, a 149,600 square-foot office building in Princeton, NJ, for a gross sales price of $38.0 million On March 25, 2021, the Company completed the sale of its Metropark portfolio, 4 office buildings in Edison & Iselin, NJ, totaling 926,656 square feet, for a gross sales price of $254.0 million On April 20, 2021, the Company completed the sale of its Short Hills portfolio, 4 office buildings in Short Hills, NJ, totaling 828,413 square feet, for a gross sales price of $255.0 million On April 29, 2021, the Company completed the sale of its 50% interest in 12 Vreeland, 1 office building in Florham Park, NJ, totaling 139,750 square feet, for a gross sales price of $2.0 million Proceeds from Suburban office sales have been earmarked for redemption of the Company’s unsecured senior notes. Development Activity In 1Q21, we commenced leasing activities at the 360-unit Capstone in West New York, NJ, and the 193-unit Upton in Short Hills, NJ. As of May 3, the buildings were 39.2% and 53.9% leased, respectively. Office Leasing Activity Completed 58,165 sf. of waterfront office leasing Completed 20,736 sf. of leasing in the class A suburban and suburban portfolios 101 Hudson, Jersey City, NJ 1Q 2021 CLI Company Highlights Urby, Jersey City, NJ 5

Key Financial Metrics $ in thousands, except per share amounts and ratios 1Q 2021 Notes: See supporting “Key Financial Metrics” notes on page 32. CLI Company Highlights6

Business Segments – Residential

$ in millions

Components of Net Asset Value

Residential Portfolio	Units	Roseland's Ownership	Stabilized Cap Rate Low		Stabilized Cap Rate High	Annualized In-Place NOI* 100%	Annualized In-Place NOI* Roseland's share	Occupancy	Stabilized NOI* 100%	Stabilized NOI* Roseland's share
Operating Properties - Consolidated	4,039	95.4%	4.35%	-	4.65%	$72.3	$69.0	88.9%	$103.2	$98.5
Operating Properties - Unconsolidated	1,786	57.9%	4.35%	-	4.65%	31.2	18.0	91.4%	40.9	23.7
In-Construction Properties [1]	1,616	86.6%	4.50%	-	4.65%	(0.5)	(0.5)	N/A	55.7	48.2
Commercial Assets	[3]	80.9%				(1.0)	(0.8)	69.9%	7.1	5.8
Hotels	372	100.0%				(3.1)	(3.1)	N/A	8.9	8.9

Balance Sheet and Other Items	Units	Per Unit Value Range			Value
Other Assets					
At Estimated Market Value		Per Unit Value Range			**Market Value**
Land Held for Development [2]	8,510	$45,000	-	$55,000	*426*
Fee Income Business & Tax Credits					*31*
At Book Value					**Book Value**
Cash and Cash Equivalents					*6*
Restricted Cash					*13*
Rent and Account Receivables					*6*
Other Assets					*33*
Debt					
Operating Properties - Wholly-Owned/Consolidated Debt, Net					*(1,253)*
Operating Properties - Unconsolidated JVs Debt at Share					*(266)*
In-Construction Properties - Wholly-Owned Debt					*(295)*
In-Construction Properties - Unfunded Wholly-Owned Debt (to Achieve Stabilization)					*(161)*
In-Construction Properties - Unconsolidated JV Debt at Share					*(34)*
In-Construction Properties - Unfunded Unconsolidated JV Debt at Share (to Achieve Stabilization)					*(10)*
Hotels - Wholly-Owned Debt					*(94)*
Other Liabilities					
Accounts and Other Payables					*(91)*
Rockpoint Interest					*(463)*

Notes:

1) See Page 23 for additional information on In-Construction Properties.
2) Values for Land Held for Development are derived by multiplying (a) a market-rate value per developable unit by (b) each parcel's density potential as governed by local zoning codes or existing in-place site plan approvals.
3) See Page 22 for additional information on Commercial Properties within Roseland.

1Q 2021 CLI Company Highlights 7

Business Segments – Office $ in millions Balance Sheet and Other Items Notes: Other Liabilities Accounts and Other Payables(142) Preferred Equity/LP Interests(53) Common Stock and Operating Partnership Units Outstanding Shares of Common Stock and Operating Partnership Units100 NOI excludes straight-lining of rents and FAS 141 adjustments. See Information about Net Operating Income on p. 35. On April 20, 2021, the Company completed the sale of its Short Hills portfolio, 4 office buildings in Short Hills, NJ, totaling 828,413 square feet, for a gross purchase price of $255.0 million. This portfolio makes up 100% of the remaining Class A Suburban business segment On April 29, 2021, the Company completed the sale of its 50% interest in 12 Vreeland, 1 office building in Florham Park, NJ, totaling 139,750 square feet, for a gross sales price of $2.0 million Represents the Hyatt Regency in Jersey City, which is not part of Roseland. Estimated market values for Land Held for Development are based on the estimated buildable SF and marketable units at estimated market pricing. The low range assumes 90.0% of the high range of value.

Balance Sheet

$ in thousands
(unaudited)

	1Q 2021				4Q 2020
ASSETS	Office/Corp.	Roseland	Elim./Other	Total	
Rental property					
Land and leasehold interests	$67,052	$323,140	-	$390,192	$389,692
Buildings and improvements	1,080,844	1,879,205	-	2,960,049	2,936,071
Tenant improvements	157,572	6,876	-	164,448	171,622
Furniture, fixtures and equipment	6,685	78,927	-	85,612	83,553
Land and improvements held for development	19,164	307,414	-	326,578	324,145
Development and construction in progress	139,944	627,035	-	766,979	733,560
	1,471,261	3,222,597	-	4,693,858	4,638,643
Less – accumulated depreciation and amortization	(514,030)	(154,422)	-	(668,452)	(656,331)
	957,231	3,068,175	-	4,025,406	3,982,312
Rental property held for sale, net	415,029	-	-	415,029	656,963
Net Investment in Rental Property	1,372,260	3,068,175	-	4,440,435	4,639,275
Cash and cash equivalents	255,262	6,420	-	261,682	38,096
Restricted cash	5,711	13,125	-	18,836	14,207
Investments in unconsolidated joint ventures	5,437	154,534	-	159,971	162,382
Unbilled rents receivable, net	75,868	3,987	-	79,855	84,907
Deferred charges, goodwill and other assets, net [1] [2]	162,272	33,258	(3,502)	192,028	199,541
Accounts receivable	5,178	2,373	-	7,551	9,378
Total Assets	**$1,881,988**	**$3,281,872**	**($3,502)**	**$5,160,358**	**$5,147,786**
LIABILITIES & EQUITY					
Senior unsecured notes, net	$572,945	-	-	$572,945	$572,653
Unsecured revolving credit facility and term loans	-	-	-	-	25,000
Mortgages, loans payable and other obligations, net	521,492	1,727,527	-	2,249,019	2,204,144
Note payable to affiliate	-	3,502	(3,502)	-	
Dividends and distributions payable	1,475	-	-	1,475	1,493
Accounts payable, accrued expenses and other liabilities	104,870	79,717	-	184,587	194,717
Rents received in advance and security deposits	24,562	7,248	-	31,810	34,101
Accrued interest payable	11,483	4,256	-	15,739	10,001
Total Liabilities	**$1,236,827**	**$1,822,250**	**($3,502)**	**$3,055,575**	**$3,042,109**
Commitments and contingencies					
Redeemable noncontrolling interests	52,324	462,943	-	515,267	513,297
Total Stockholders'/Members Equity	**453,850**	**952,973**	**-**	**1,406,823**	**1,398,817**
Noncontrolling interests in subsidiaries:					
Operating Partnership	139,246	-	-	139,246	148,791
Consolidated joint ventures	(259)	43,706	-	43,447	44,772
Total Noncontrolling Interests in Subsidiaries	**138,987**	**43,706**	**-**	**182,693**	**193,563**
Total Equity	**592,837**	**996,679**	**-**	**1,589,516**	**1,592,380**
Total Liabilities and Equity	**$1,881,988**	**$3,281,872**	**($3,502)**	**$5,160,358**	**$5,147,786**

Notes: See supporting "Balance Sheet" notes on page 32 for more information.

1Q 2021 CLI Company Highlights 9

Income Statement – Quarterly Comparison

$ in thousands, except per share amounts
(unaudited)

	1Q 2021				4Q 2020	3Q 2020	2Q 2020	1Q 2020
	Office/ Corp.	Less: Disc. Ops	Roseland	Total				
REVENUES								
Revenue from leases:								
Base rents	$51,578	($19,640)	$29,682	$61,620	$62,730	$62,071	$62,079	$66,669
Escalations and recoveries from tenants	5,157	(1,923)	917	4,151	4,508	5,325	4,278	5,310
Real estate services	1	-	2,526	2,527	2,766	2,876	2,755	2,993
Parking income	1,161	(18)	1,943	3,086	3,272	4,033	3,034	5,265
Hotel income	-	-	1,053	1,053	997	893	772	1,625
Other income	2,517	(56)	1,195	3,656	2,291	3,999	1,279	1,742
Total revenues	**$60,414**	**($21,637)**	**$37,316**	**$76,093**	**$76,564**	**$79,197**	**$74,197**	**$83,604**
EXPENSES								
Real estate taxes	$8,200	($2,739)	$6,370	$11,831	$12,881	$11,011	$10,785	$11,140
Utilities	4,192	(1,986)	1,886	4,092	3,153	3,598	3,113	3,853
Operating services	11,780	(3,985)	7,655	15,450	17,134	19,116	15,842	16,221
Real estate service expenses	79	-	3,239	3,318	3,448	3,300	3,085	3,722
General and administrative	10,997	(13)	3,005	13,989	11,636	28,944	17,243	15,818
Depreciation and amortization	13,652	(659)	15,180	28,173	28,931	31,769	27,440	33,895
Property impairments	-	-	-	-	-	36,582	-	-
Land and other impairments	413	-	-	413	(6,584)	1,292	16,846	5,263
Total expenses	**$49,313**	**($9,382)**	**$37,335**	**$77,266**	**$70,599**	**$135,612**	**$94,354**	**$89,912**
Operating Income (expense)	**$11,101**	**($12,255)**	**($19)**	**($1,173)**	**$5,965**	**($56,415)**	**($20,157)**	**($6,308)**
OTHER (EXPENSE) INCOME								
Interest expense	($10,309)	$1,293	($8,594)	($17,610)	($19,197)	($20,265)	($20,611)	($20,918)
Interest and other investment income (loss)	17	-	-	17	1	3	7	32
Equity in earnings (loss) of unconsolidated joint ventures	(119)	-	(1,337)	(1,456)	(3,551)	1,373	(946)	(708)
Realized and unrealized gains (losses) on disposition	22,781	(22,781)	-	-	13,396	-	-	(7,915)
Gain on disposition of developable land	-	-	-	-	974	-	-	4,813
Gain on sale from unconsolidated joint ventures	-	-	-	-	35,184	-	-	-
Gain (loss) from early extinguishment of debt, net	-	-	-	-	(272)	-	-	-
Total other income (expense)	**12,370**	**(21,488)**	**(9,931)**	**(19,049)**	**26,535**	**(18,889)**	**(21,550)**	**(24,696)**
Income from continuing operations	**23,471**	**(33,743)**	**(9,950)**	**(20,222)**	**32,500**	**(75,304)**	**(41,707)**	**(31,004)**
Income from discontinued operations	-	10,962	-	10,962	10,697	18,411	20,702	20,906
Realized gains (losses) on disposition	-	22,781	-	22,781	35,101	15,775	(11,929)	(27,746)
Total discontinued operations	**-**	**33,743**	**-**	**33,743**	**45,798**	**34,186**	**8,773**	**(6,840)**
Net Income	**23,471**	**-**	**(9,950)**	**13,521**	**78,298**	**(41,118)**	**(32,934)**	**(37,844)**
Noncontrolling interest in consolidated joint ventures	1,335	-	-	$1,335	$795	$895	$829	$176
Noncontrolling interests in Operating Partnership from continuing operations	1,001	-	1,304	2,305	(2,582)	7,770	4,528	3,563
Noncontrolling interests in Operating Partnership in discontinued operations	(3,067)	-	-	(3,067)	(4,409)	(3,284)	(839)	652
Redeemable noncontrolling interest	(455)	-	(6,016)	(6,471)	(6,470)	(6,471)	(6,471)	(6,471)
Net income (loss) available to common shareholders	**$22,285**	**$0**	**($14,662)**	**$7,623**	**$65,632**	**($42,208)**	**($34,887)**	**($39,924)**
Basic earnings per common share:								
Net income (loss) available to common shareholders				$0.06	$0.67	($0.49)	($0.41)	($0.47)
Diluted earnings per common share:								
Net income (loss) available to common shareholders				$0.06	$0.67	($0.49)	($0.41)	($0.47)
Basic weighted average shares outstanding				90,692,000	90,677,000	90,671,000	90,629,000	90,616,000
Diluted weighted average shares outstanding				99,760,000	100,338,000	100,307,000	100,213,000	100,183,000

1Q 2021 CLI Company Highlights 10

FFO & Core FFO – Quarterly Comparison $ in thousands, except per share amounts and ratios 1Q 2021 4Q 2020 3Q 2020 2Q 2020 1Q 2020 Diluted weighted average shares/units outstanding (7)99,760,000100,338,000100,307,000100,213,000100,183,000

AFFO & Adjusted EBITDA – Quarterly Comparison $ in thousands, except per share amounts and ratios (unaudited) 1Q 2021 4Q 2020 3Q 2020 2Q 2020 1Q 2020

1Q 2021 4Q 2020 3Q 2020 2Q 2020 1Q 2020 $ in thousands (unaudited) Notes: See unconsolidated joint venture NOI details on page 18 for 1Q 2021. See Information about Net Operating Income on p. 35. See Information About EBITDAre on page 31.

Same Store Performance Residential Same Store(1) Year-over-YearSequential For the Three Months EndedFor the Three Months Ended $ in thousands Office Same Store(3) Year-over-Year For the Three Months Ended 1Q 20211Q 2020Change% Change Total Property Revenues (GAAP)$35,010$38,445($3,435)(8.9%) Real Estate Taxes$5,077$4,906$1713.5% Utilities2,1872,217(30)(1.4%) Operating Services6,8997,602(703)(9.2%) Total Property Expenses$14,163$14,725($562)(3.8%) Same Store GAAP NOI (4)$20,847$23,720($2,873)(12.1%) Less: straight-lining of rents adj. and FAS 141$1,687$2,206($519)(23.5%) Same Store Cash NOI$19,160$21,514($2,354)(10.9%) Total Properties66--Total Square Footage4,508,8014,508,801--% Leased74.2%78.5%(4.3%)-Notes: See supporting “Same Store Performance” footnotes on page 32. See Information about Net Operating Income on p. 35.

Debt Summary & Future Repayments Schedule $ in thousands $700,000 Debt Maturity Schedule (3), (a) $600,000 $500,000 $400,000 $300,000 $200,000 $300,000 $275,000 $308,000 $408,000 $206,000 $293,021 $100,000 $0 $3,848 $94,000 $58,998 $60,253 $50,395 $183,863 $250,000 $124,500$150,000 $72,000 20212022202320242025202620272028202920302031 Notes: Revolving Credit Facility is excluded from the table. ConstructionOffice SecuredResidential SecuredCorporate* 1Q 2021 See supporting “Debt Summary & Future Repayments Schedule” notes on page 32. CLI Company Highlights 15

Residential Debt Profile $ in thousands Total Debt - Residential Portfolio - A$1,727,527$1,682,767 1Q 2021 Notes: See supporting “Debt Profile” notes on page 32. CLI Company Highlights16

Lender Effective Interest Rate (1) March 31, 2021 December 31, 2020 Date of Maturity Secured Permanent Loans 101 HudsonWells Fargo CMBS 3.20% 250,000 250,000 10/11/26 Short Hills PortfolioWells Fargo CMBS 4.15% 124,500 124,500 04/01/27 111 RiverApollo/Athene 3.90% 150,000 150,000 09/01/29 Principal balance outstanding 524,500 524,500 Unamortized deferred financing costs (3,008) (3,123) Total Secured Debt - Office Portfolio $521,492 $521,377 Senior Unsecured Notes: (2)(3) 4.500%, Senior Unsecured Notespublic debt 4.61% 300,000 300,000 04/18/22 3.150%, Senior Unsecured Notespublic debt 3.52% 275,000 275,000 05/15/23 Principal balance outstanding 575,000 575,000 Adjustment for unamortized debt discount (1,337) (1,504) Unamortized deferred financing costs (718) (843) Total Senior Unsecured Notes, net: $572,945 $572,653 Revolving Credit Facilities13 Lenders LIBOR +1.35% - 25,000 07/25/21 Total Debt - Office Portfolio - B 1,094,437 1,119,029 Total Debt - Residential Portfolio - A (from previous page) 1,727,527 1,682,767 Total Consolidated Debt: A + B = C 2,821,964 2,801,797 $ in thousands 1Q 2021 Notes: See supporting “Debt Profile” notes on page 32. CLI Company Highlights17

Unconsolidated Joint Ventures $ in thousands LeasedCLI's Nominal1Q 2021TotalNOI AfterCLI ShareCLI ShareCLI NOI AfterCLI 1Q Notes: The sum of property-level revenue, straight-line and ASC 805 adjustments; less: operating expense, real estate taxes and utilities. Property-level revenue; less: operating expense, real estate taxes and utilities, property-level G&A expense and property-level interest expense. GAAP NOI at Company’s ownership interest in the joint venture property. NOI After Debt Service at Company’s ownership interest in the joint venture property, calculated as Company’s share of GAAP NOI after deducting Company’s share of the unconsolidated joint ventures’ interest expense. The Company’s share of the interest expense is $3,766,000 for 1Q 2021. See supporting “Unconsolidated Joint Ventures” notes on page 32 and Information About Net Operating Income (NOI) on page 35. 1Q 2021 CLI Company Highlights18

Transaction Activity

$ in thousands (incl. per unit values) except per SF

Office Portfolio

	Location	Transaction Date	Number of Buildings	SF	Percentage Leased	Gross Asset Value [1]	Price Per SF	Weighted Average Cap Rate
1Q 2021 Dispositions								
100 Overlook Center	Princeton, NJ	01/14/21	1	149,600	94.0%	$38,000	$254	
Metropark portfolio	Edison & Iselin, NJ	03/24/21	4	926,656	91.2%	254,000	274	
Total 1Q 2021 Dispositions			**5**	**1,076,256**	**91.6%**	**$292,000**	**$271**	**7.2%**
2Q21 Dispositions to Date [2]								
Short Hills portfolio	Short Hills, NJ	04/20/21	4	828,413	82.0%	255,000	$308	
Total 2Q 2021 Dispositions to Date			**4**	**828,413**	**82.0%**	**$255,000**	**$308**	**8.5%**

See supporting "Transaction Activity" notes on page 33.

1Q 2021

CLI Company Highlights

19

20 Multifamily Portfolio

Operating Communities – Residential $ in thousands, except per home Notes: See Information About Net Operating Income on page 35. See supporting “Operating Communities” notes on page 33.

Operating Communities - Commercial $ in thousands Notes: See Information About Net Operating Income on page 35.

In-Construction Communities & Future Land Sites

$ in thousands

				Project Capitalization - Total				Capital as of 1Q 2021			Development Schedule					
Community	Location	Ownership	Apartment Homes/ Keys	Costs	Debt [1]	MCRC Capital	Third Party Capital	Dev Costs [2]	Debt Balance	MCRC Capital	Start	Initial Occupancy	Project Stabilization	Projected Stabilized Yield	Projected Stabilized NOI	Projected Stabilized FFO
Consolidated																
RiverHouse 9	Weehawken, NJ	100.0%	313	$143,778	$92,000	$51,778	-	$112,031	$60,253	$51,778	3Q 2018	2Q 2021	2Q 2022	6.33%	$9,100	$6,110
The Upton	Short Hills, NJ	100.0%	193	99,412	64,000	35,412	-	85,807	50,395	35,412	4Q 2018	1Q 2021	4Q 2021	6.31%	6,268	4,188
The Charlotte	Jersey City, NJ	100.0%	750	469,510	300,000	169,510	-	353,373	183,863	169,510	1Q 2019	1Q 2022	3Q 2023	5.98%	28,100	18,350
Consolidated		**100.0%**	**1,256**	**$712,700**	**$456,000**	**$256,700**	**$0**	**$551,211**	**$294,511**	**$256,700**				**6.12%**	**$43,468**	**$28,648**
Joint Ventures																
The Capstone	West New York, NJ	40.0%	360	192,916	112,000	35,529	45,387	167,032	86,116	35,529	4Q 2017	1Q 2021	1Q 2022	6.34%	12,222	8,582
Joint Ventures		**40.0%**	**360**	**$192,916**	**$112,000**	**$35,529**	**$45,387**	**$167,032**	**$86,116**	**$35,529**				**6.34%**	**$12,222**	**$8,582**
Total In-Construction Communities		**86.6%**	**1,616**	**$905,616**	**$568,000**	**$292,229**	**$45,387**	**$718,243**	**$380,627**	**$292,229**				**6.15%**	**$55,690**	**$37,230**
							Total Remaining Capital	**$187,373**	**$187,373**	**$0**						

Lease-Up Communities	Units Delivered	NOI* 1Q 2021	Percentage Leased 1Q 2021
The Upton	193	($69)	37.3%
The Capstone	360	(66)	24.7%
Lease-Up Communities	**553**	**($135)**	**29.1%**

Future Developments	Location	Units
Hudson Waterfront		
Plaza 8	Jersey City, NJ	680
Plaza 9	Jersey City, NJ	487
Urby Harborside - Future Phases	Jersey City, NJ	1,500
107 Morgan	Jersey City, NJ	755
Liberty Landing - Multiple Phases	Jersey City, NJ	850
PI South – Multiple Sites [3]	Weehawken, NJ	1,037
PI North – Multiple Sites	West New York, NJ	771
Subtotal – Hudson Waterfront		**6,080**
Greater NY/NJ		
1 Water St.	White Plains, NY	299
1633 Littleton/2 Campus	Parisppany, NJ	368
6 Becker Farm/85 Livingston	Roseland, NJ	439
233 Canoe Brook Hotel	Short Hills, NJ	160
Subtotal – Greater NY/NJ		**1,266**
Boston Metro		
Portside 1-4	East Boston, MA	300
Future Overlook Phases	Malden/Revere, MA	694
Overlook Hotel Parcels	Malden/Revere, MA	170
Subtotal – Boston Metro		**1,164**
Total Future Start Communities		**8,510**

Notes:
NOI amounts are projected only. See Information About Net Operating Income (NOI) on page 35.
See supporting "In-Construction Communities" notes on page 33.

1Q 2021 CLI Multifamily Portfolio 23

ance Sheet $ in thousands (unaudited) 1Q 2021 4Q 2020 ASSETS Rental Property Land and leasehold interests $323,139 $323,139 Buildings and improvements 1,875,837 1,854,269 Tenant improvements 6,796 3,522 Furniture, fixtures and equipment 78,922 76,878 Land and improvements held for development 310,868 308,627 Development and construction in progress 627,035 602,767 Total Gross Rental Property 3,222,597 3,169,202 Less: Accumulated depreciation (154,422) (140,776) Net Investment in Rental Property 3,068,175 3,028,426 Assets held for sale, net - - Total Property Investments 3,068,175 3,028,426 Cash and cash equivalents 6,420 12,109 Restricted cash 13,125 11,198 Investments in unconsolidated JV's 154,534 156,827 Unbilled rents receivable, net 3,987 4,113 Deferred charges & other assets 33,258 34,000 Accounts receivable, net of allowance 2,373 2,842 Total Assets $3,281,872 $3,249,515 LIABILITIES & EQUITY Mortgages, loans payable & other obligations $1,727,527 $1,682,767 Note payable to affiliate 3,502 - Accounts pay, accrued exp and other liabilities 79,717 80,017 Rents recv'd in advance & security deposits 7,248 6,401 Accrued interest payable 4,256 4,036 Total Liabilities 1,822,250 1,773,221 Redeemable noncontrolling interest - Rockpoint Group 462,943 460,973 Noncontrolling interests in consolidated joint ventures 43,706 45,010 Mack-Cali capital 952,973 970,311 Total Liabilities & Equity $3,281,872 $3,249,515

Roseland Income Statement

$ in thousands
(unaudited)

	1Q 2021	4Q 2020	3Q 2020	2Q 2020	1Q 2020
REVENUES					
Base rents	$29,682	$30,602	$29,238	$31,190	$33,013
Escalation and recoveries from tenants	917	893	1,311	1,218	1,080
Real estate services	2,526	2,766	2,864	2,711	2,949
Parking income	1,943	1,998	2,439	1,496	2,990
Hotel income	1,053	997	893	772	1,625
Other income	1,195	846	913	847	1,189
Total revenues	**$37,316**	**$38,102**	**$37,658**	**$38,234**	**$42,846**
EXPENSES					
Real estate taxes	$6,370	$7,377	$5,675	$6,312	$6,283
Utilities	1,886	1,342	1,562	1,376	1,633
Operating services	7,655	8,948	10,267	8,172	8,290
Real estate service expenses	3,239	3,420	3,258	3,035	3,673
General and administrative	3,005	2,855	6,010	3,250	2,893
Depreciation and amortization	15,180	15,016	15,551	15,309	21,067
Property impairments	-	-	36,582	-	-
Land and other impairments	-	-	-	4,856	175
Total expenses	**$37,335**	**$38,958**	**$78,905**	**$42,310**	**$44,014**
Operating Income	**($19)**	**($856)**	**($41,247)**	**($4,076)**	**($1,168)**
OTHER (EXPENSE) INCOME					
Interest expense	($8,594)	($9,122)	($9,067)	($9,164)	($8,909)
Interest and other investment income (loss)	-	-	2	6	1
Equity in earnings (loss) of unconsolidated joint ventures	(1,337)	(1,298)	880	(569)	(590)
Realized and unrealized gains (losses) on disposition	-	7,164	-	-	-
Gain on sale from unconsolidated joint venture	-	35,184	-	-	-
Gain on sale of land/other	-	-	-	-	764
Gain (loss) from early extinguishment of debt, net	-	(272)	-	-	-
Total other income (expense)	**($9,931)**	**$31,656**	**($8,185)**	**($9,727)**	**($8,734)**
Net income (loss)	**($9,950)**	**$30,800**	**($49,432)**	**($13,803)**	**($9,902)**
Noncontrolling interest in consolidated joint ventures	$1,304	$707	$798	$447	$176
Redeemable noncontrolling interest	(6,016)	(6,016)	(6,016)	(6,016)	(6,016)
Net income (loss) available to common shareholders	**($14,662)**	**$25,491**	**($54,650)**	**($19,372)**	**($15,742)**

1Q 2021 CLI Multifamily Portfolio 25

26 Office Portfolio 1Q 2021 26

Property Listing Avg. Base Rent 2021 Expirations Notes: See supporting “Property Listing” notes on page 33. 1Q 2021CLI Office Portfolio27

Leasing Rollforwards & Activity Leasing Rollforwards For the three months ended March 31, 2021 Leasing Activity For the three months ended March 31, 2021 Notes: Inclusive of escalations. 1Q 2021CLI Office Portfolio28

Number of Annualized Base Rental Percentage of Company Annualized Base Square Feet Percentage Total Company Year of Lease Properties Revenue ($) (1) Rental Revenue (%)(2) Leased Leased Sq. Ft. (%) (2) Expiration Bank of America Merrill Lynch 2 $11,125,489 6.4% 421,570 8.7% (3) John Wiley & Sons, Inc. 1 10,888,238 6.4% 290,353 6.0% 2033 MUFG Bank, Ltd. 1 9,939,269 5.8% 237,350 4.9% 2029 Dun & Bradstreet Corporation 2 7,568,200 4.4% 192,280 4.0% 2023 E*Trade Financial Corporation 1 5,396,412 3.1% 132,265 2.7% 2031 KPMG LLP 2 5,266,324 3.1% 120,947 2.5% (4) Vonage America Inc. 1 4,924,500 2.9% 350,000 7.2% 2023 Arch Insurance Company 1 4,326,008 2.5% 106,815 2.2% 2024 Sumitomo Mitsui Banking Corp. 1 4,185,456 2.4% 111,105 2.3% 2037 (5) First Data Corporation 1 3,691,691 2.2% 88,374 1.8% (6) Brown Brothers Harriman & Co. 1 3,673,536 2.1% 114,798 2.4% 2026 TP Icap Americas Holdings Inc. 1 3,446,090 2.0% 100,759 2.1% (7) Cardinia Real Estate LLC 1 3,174,886 1.9% 79,771 1.7% 2032 Natixis North America LLC 1 3,093,290 1.8% 89,907 1.9% 2021 New Jersey City University 1 2,964,822 1.7% 84,929 1.8% 2035 Totals $83,664,211 48.7% 2,521,223 52.2% 1Q 2021 Notes: See supporting “Top 15 Tenants” notes on page 33. CLI Office Portfolio29

Lease Expirations 1Q 2021 Notes: See supporting “Expirations” notes on page 33. CLI Office Portfolio 30

FFO, Core FFO,AFFO, Adjusted EBITDA, & EBITDAre (Notes) Note Includes the Company’s share from unconsolidated joint ventures, and adjustments for noncontrolling interest, of $2,275 and $3,349 for the three months ended March 31, 2021 and 2020, respectively. Excludes non-real estate-related depreciation and amortization of $325 and $450 for the three months ended March 31, 2021 and 2020, respectively. Funds from operations is calculated in accordance with the definition of FFO of the National Association of Real Estate Investment Trusts (NAREIT). See “Information About FFO, Core FFO and AFFO, Adjusted EBITDA, & EBITDAre” below. Includes free rent of $3,725 and $2,956 for the three months ended March 31, 2021 and 2020, respectively. Also includes the Company's share from unconsolidated joint ventures of $88 and $28 for the three months ended March 31, 2021 and 2020, respectively. Includes the Company's share from unconsolidated joint ventures of $0 and $0 for the three months ended March 31, 2021 and 2020, respectively. Excludes expenditures for tenant spaces in properties that have not been owned by the Company for at least a year. Net Debt calculated by taking the sum of senior unsecured notes, unsecured revolving credit facility, and mortgages, loans payable and other obligations, and deducting cash and cash equivalents and restricted cash, all at period end. Calculated based on weighted average common shares outstanding, assuming redemption of Operating Partnership common units into common shares 8,803 and 9,443 for the three months ended March 31, 2021 and 2020, respectively. Information About FFO, Core FFO, AFFO, Adjusted EBITDA, & EBITDAre Funds from operations (“FFO”) is defined as net income (loss) before noncontrolling interests of unitholders, computed in accordance with generally accepted accounting principles (“GAAP”), excluding gains or losses from depreciable rental property transactions (including both acquisitions and dispositions), and impairments related to depreciable rental property, plus real estate-related depreciation and amortization. The Company believes that FFO per share is helpful to investors as one of several measures of the performance of an equity REIT. The Company further believes that as FFO per share excludes the effect of depreciation, gains (or losses) from property transactions and impairments related to depreciable rental property (all of which are based on historical costs which may be of limited relevance in evaluating current performance), FFO per share can facilitate comparison of operating performance between equity REITs. FFO per share should not be considered as an alternative to net income available to common shareholders per share as an indication of the Company’s performance or to cash flows as a measure of liquidity. FFO per share presented herein is not necessarily comparable to FFO per share presented by other real estate companies due to the fact that not all real estate companies use the same definition. However, the Company’s FFO per share is comparable to the FFO per share of real estate companies that use the current definition of the National Association of Real Estate Investment Trusts (“NAREIT”). A reconciliation of net income per share to FFO per share is included in the financial tables above. Core FFO is defined as FFO, as adjusted for items that may distort the comparative measurement of the Company’s performance over time. Adjusted FFO ("AFFO") is defined as Core FFO less (i) recurring tenant improvements, leasing commissions and capital expenditures, (ii) straight-line rents and amortization of acquired above/below-market leases, net, and (iii) other non-cash income, plus (iv) other non-cash charges. Core FFO and AFFO are both non-GAAP financial measures that are not intended to represent cash flow and are not indicative of cash flows provided by operating activities as determined in accordance with GAAP. Core FFO and AFFO are presented solely as supplemental disclosures that the Company’s management believes provides useful information regarding the Company's operating performance and its ability to fund its dividends. There are not generally accepted definitions established for Core FFO or AFFO. Therefore, the Company's measures of Core FFO and AFFO may not be comparable to the Core FFO and AFFO reported by other REITs. A reconciliation of net income to Core FFO and AFFO are included in the financial tables above. Adjusted EBITDA is a non-GAAP financial measure. The Company computes Adjusted EBITDA in accordance with what it believes are industry standards for this type of measure, which may not be comparable to Adjusted EBITDA reported by other REITs. The Company defines Adjusted EBITDA as Core FFO , plus interest expense, plus income tax expense, plus income (loss) in noncontrolling interest in consolidated joint ventures, and plus adjustments to reflect the entity's share of Adjusted EBITDA of unconsolidated joint ventures. The Company presents Adjusted EBITDA because the Company believes that Adjusted EBITDA, along with cash flow from operating activities, investing activities and financing activities, provides investors with an additional indicator of the Company’s ability to incur and service debt. Adjusted EBITDA should not be considered as an alternative to net income (determined in accordance with GAAP), as an indication of the Company’s financial performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of the Company’s liquidity. EBITDAre is a non-GAAP financial measure. The Company computes EBITDAre in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT, which may not be comparable to EBITDAre reported by other REITs that do not compute EBITDAre in accordance with the NAREIT definition, or that interpret the NAREIT definition differently than the Company does. The White Paper on EBITDAre approved by the Board of Governors of NAREIT in September 2017 defines EBITDAre as net income (loss) (computed in accordance with Generally Accepted Accounting Principles, or GAAP), plus interest expense, plus income tax expense, plus depreciation and amortization, plus (minus) losses and gains on the disposition of depreciated property, plus impairment write-downs of depreciated property and investments in unconsolidated joint ventures, plus adjustments to reflect the entity's share of EBITDAre of unconsolidated joint ventures. The Company presents EBITDAre, because the Company believes that EBITDAre, along with cash flow from operating activities, investing activities and financing activities, provides investors with an additional indicator of the Company’s ability to incur and service debt. EBITDAre should not be considered as an alternative to net income (determined in accordance with GAAP), as an indication of the Company’s financial performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of the Company’s liquidity. 1Q 2021 CLI Company Highlights 31

Appendix

$ in thousands

Key Financial Metrics - (Page 6)
(1) Funds from operations ("FFO") is calculated in accordance with the definition of the National Association of Real Estate Investment Trusts (NAREIT). See p.31 "Information About FFO, Core FFO & AFFO".
(2) Includes any outstanding preferred units presented on a converted basis into common units, noncontrolling interests in consolidated joint ventures and redeemable noncontrolling interests.

Balance Sheet - (Page 9)
(1) Includes mark-to-market lease intangible net assets of $65,206 and mark-to-market lease intangible net liabilities of $29,915 as of 1Q 2021.
(2) Includes Prepaid Expenses and Other Assets attributable to Roseland of $14,968 as follows: (i) deposits of $6,617, (ii) other receivables of $3,358, (iii) other prepaids/assets of $2,670, and (iv) prepaid taxes of $2,323.

Same Store NOI- (Page 14)
(1) Values represent the Company's pro rata ownership of operating portfolio.
(2) Aggregate property-level revenue over the given period; less: operating expense, real estate taxes and utilities over the same period for the same store portfolio.
(3) Office Same Store excludes discontinued operations and Harborside 1 as it was removed from service in 4Q19.
(4) The aggregate sum of: property-level revenue, straight-line and ASC 805 adjustments over the given time period; less: operating expense, real estate taxes and utilities over the same period for the same store portfolio.

Debt Summary & Maturity Schedule - (Page 15)
(1) The actual weighted average LIBOR rate for the Company's outstanding variable rate debt was 0.12 percent as of March 31, 2021, plus the applicable spread.
(2) Minority interest share of consolidated debt is comprised of $33.7 million at Marbella, $30.1 million at M2, $9.9 million at Port Imperial South Garage, and $1.2 million at Port Imperial South Retail.
(3) Debt Maturity Schedule Detail:

	Construction	Office Secured	Residential Secured	Corporate*
2021	-	-	$3,848	-
2022	$60,253	-	$94,000	$300,000
2023	$50,395	-	$58,998	$275,000
2024	$183,863	-	$308,000	-
2025	-	-	-	-
2026	-	$250,000	$408,000	-
2027	-	$124,500	$206,000	-
2028	-	-	-	-
2029	-	$150,000	$293,021	-
2030	-	-	-	-
2031	-	-	$72,000	-

Debt Profile - (Pages 16-17)
(1) Effective rate of debt, including deferred financing costs, comprised of the cost of terminated treasury lock agreements (if any), debt initiation costs, mark-to-market adjustment of acquired debt and other transaction costs, as applicable.
(2) Senior unsecured debt is rated B+/B1 by S&P and Moody's respectively.
(3) Cost of terminated treasury lock agreements (if any), offering and other transaction costs and the discount/premium on the notes, as applicable.

Unconsolidated Joint Ventures - (Page 18)
(1) Amounts represent the Company's share based on ownership percentage.
(2) Unconsolidated Joint Venture reconciliation is as follows:

	1Q 2021
Equity in Earnings of Unconsolidated Joint Ventures	$1,456
Unconsolidated Joint Venture Funds from Operations	1,516
Joint Venture Share of Add-Back of Real Estate-Related Depreciation	2,972
Minority Interest in Consolidated Joint Venture Share of Depreciation	(697)
EBITDA Depreciation Add-Back	**$2,275**

1Q 2021

32

Appendix - Continued

Transaction Activity - (Page 19)

(1) Acquisitions list gross purchase prices at 100% ownership level; dispositions list gross sales proceeds at 100% ownership level.

(2) On April 29, 2021, the Company completed the sale of its 50% interest in 12 Vreeland, 1 office building in Florham Park, NJ, totaling 139,750 square feet, for a gross sales price of $2.0 million

Operating Communities - (Page 21)

(1) Unconsolidated joint venture income represented at 100% venture NOI. See Information on Net Operating Income (NOI) on page 35.

(2) As of December 31, 2020, Priority Capital included Metropolitan at $20,914,422 (Prudential).

(3) Excludes approximately 121,000 SF of ground floor retail.

In-Construction Communities - (Page 23)

(1) Represents maximum loan proceeds.

(2) Represents development costs funded with debt or capital as of March 31, 2021.

(3) Includes PI South – Office 1/3, which is currently approved for approximately 290,000 square feet of office space.

Property Listing - (Page 27)

(1) Includes annualized base rental revenue plus escalations for square footage leased to commercial and retail tenants only. Excludes leases for amenity, parking and month-to-month tenants. Annualized base rental revenue plus escalations is based on actual March 2021 billings times 12. For leases whose rent commences after April 1, 2021 annualized base rental revenue is based on the first full month's billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(2) Subsequent to quarter-end, on April 20, 2021, the Company completed the sale of its Short Hills portfolio, four office buildings in Short Hills, NJ, totalling 828,413 square feet, for a gross purchase price of $255.0 million.

(3) These assets are under contract for sale.

(4) Average base rents + escalations reflect rental values on a triple net basis.

(5) Harborside 1 was taken out of service in 4Q19.

Top 15 Tenants - (Page 29)

(1) Annualized base rental revenue is based on actual March 2021 billings times 12. For leases whose rent commences after April 1, 2021, annualized base rental revenue is based on the first full month's billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(2) Represents the percentage of space leased and annual base rental revenue to commercial tenants only.

(3) Bank of America Merrill Lynch – 1,016 square feet expire in 2021; 420,554 square feet expire in 2027.

(4) KPMG LLP – 66,606 square feet expire in 2024; 54,341 square feet expire in 2026.

(5) Sumitomo Mitsui Banking Corp – Space expires December 31, 2036.

(6) First Data Corporation – 8,014 square feet expire in December 31, 2026; 80,360 square feet expires in 2029.

(7) TP Icap Americas Holdings – 63,372 square feet expire in 2023; 37,387 square feet expire in 2033.

Lease Expirations - (Pages 30)

(1) Includes office & standalone retail property tenants only. Excludes leases for amenity, retail, parking & month-to-month tenants. Some tenants have multiple leases.

(2) Reconciliation to Company's total net rentable square footage is as follows:

	Square Feet
Square footage leased to commercial tenants	4,833,654
Square footage used for corporate offices, management offices, building use, retail tenants, food services, other ancillary service tenants and occupancy adjustments	217,971
Square footage unleased	1,760,233
Total net rentable square footage (excluding ground leases)	**6,811,858**

(3) Annualized base rental revenue is based on actual March 2021 billings times 12. For leases whose rent commences after April 1, 2021 annualized base rental revenue is based on the first full month's billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(4) Includes leases in effect as of the period end date, some of which have commencement dates in the future, and leases expiring March 31, 2021 aggregating 5,004 square feet and representing annualized base rent of $256,455 for which no new leases were signed.

1Q 2021

33

Global Definitions Average Revenue Per Home: Calculated as total apartment revenue for the quarter divided by the average percent occupied for the quarter, divided by the number of apartments and divided by three. Cash Rental Rate Roll-Up: The change in starting rent for applicable signed lease transactions in the period compared to the last month’s rent for the prior space leased. Operating Communities: Communities that have achieved Project Stabilization. Predevelopment Communities: Communities where the Company has commenced predevelopment activities that have a near-term projected project start. Consolidated Operating Communities: Wholly owned communities and communities whereby the Company has a controlling interest. Project Completion: As evidenced by a certificate of completion by a certified architect or issuance of a final or temporary certificate of occupancy. Class A Suburban: Long-term hold office properties in targeted submarkets; formerly defined as Urban Core. Project Stabilization: Lease-Up communities that have achieved over 95 percentage leased for six consecutive weeks. Future Development: Represents land inventory currently owned or controlled by the Company. GAAP Rental Rate Roll-Up: The change in average monthly rent for applicable signed lease transactions in the period compared to the average monthly rent for the prior space leased. Projected Stabilized Yield: Represents Projected Stabilized Residential NOI divided by Total Costs. See following page for “Projected Stabilized Residential NOI” definition. Repurposing Communities: Commercial holdings of the Company which have been targeted for rezoning from their existing office to new multi-family use and have a likelihood of achieving desired rezoning and project approvals. Identified Repurposing Communities: Communities not currently owned by RRT, which have been identified for transfer from Mack-Cali to RRT for residential repurposing. Same Store Properties: Specific properties, which represent all in-service properties owned by the Company during the reported period, excluding properties sold, disposed of, held for sale, removed from service, or for any reason considered not stabilized, or being redeveloped or repositioned from January 1, 2020 through March 31, 2021. In-Construction Communities: Communities that are under construction and have not yet commenced initial leasing activities. Subordinated Joint Ventures: Joint Venture communities where the Company's ownership distributions are subordinate to payment of priority capital preferred returns. Lease-Up Communities: Communities that have commenced initial operations but have not yet achieved Project Stabilization. MCRC Capital: Represents cash equity that the Company has contributed or has a future obligation to contribute to a project. Suburban: Long-term hold office properties (excluding Class A Suburban and Waterfront locations); formerly defined as Suburban Core Third Party Capital: Capital invested by third parties and not Mack-Cali. Net Asset Value (NAV): The metric represents the net projected value of the Company’s interest after accounting for all priority debt and equity payments. The metric includes capital invested by the Company. Non-Core: Properties designated for eventual sale/disposition or repositioning/redevelopment. Total Costs: Represents full project budget, including land and developer fees, and interest expense through Project Completion. Waterfront: Office assets located on NJ Hudson River waterfront. 1Q 2021 34

Information About Net Operating Income (NOI) Reconciliation of Net Income (Loss) to Net Operating Income (NOI) $ in thousands (unaudited) Definition of Net Operating Income (NOI) NOI represents total revenues less total operating expenses, as reconciled to net income above. Same Store GAAP NOI and Same Store Cash NOI are reconciled to Total Property Revenues on page 14. The Company considers NOI, Same Store GAAP NOI, and Same Store Cash NOI to be meaningful non-GAAP financial measures for making decisions and assessing unlevered performance of its property types and markets, as it relates to total return on assets, as opposed to levered return on equity. As properties are considered for sale and acquisition based on NOI estimates and projections, the Company utilizes this measure to make investment decisions, as well as compare the performance of its assets to those of its peers. NOI should not be considered a substitute for net income, and the Company’s use of NOI, Same Store GAAP NOI, Same Store Cash NOI may not be comparable to similarly titled measures used by other companies. The Company calculates NOI before any allocations to noncontrolling interests, as those interests do not effect the overall performance of the individual assets being measured and assessed. 1Q 2021 35

Company Information, Executive Officers, & Analysts Any opinions, estimates, forecasts or predictions regarding Mack-Cali Realty Corporation's performance made by these analysts are theirs alone and do not represent opinions, estimates, forecasts or predictions of Mack-Cali Realty Corporation or its management. Mack-Cali does not by its reference above or distribution imply its endorsement of or concurrence with such opinions, estimates, forecasts or predictions. 1Q 2021 36

DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS The Company considers portions of this information, including the documents incorporated by reference, to be forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of such act. Such forward-looking statements relate to, without limitation, our future economic performance, plans and objectives for future operations and projections of revenue and other financial items. Forward-looking statements can be identified by the use of words such as “may,” “will,” “plan,” “potential,” “projected,” “should,” “expect,” “anticipate,” “estimate,” “target”, “continue” or comparable terminology. Forward-looking statements are inherently subject to certain risks, trends and uncertainties, many of which we cannot predict with accuracy and some of which we might not even anticipate. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions at the time made, the Company can give no assurance that such expectations will be achieved. Future events and actual results, financial and otherwise, may differ materially from the results discussed in the forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements. Among the factors about which the Company has made assumptions are: -risks and uncertainties affecting the general economic climate and conditions, which in turn may have a negative effect on the fundamentals of the Company’s business and the financial condition of the Company’s tenants and residents; -the value of the Company’s real estate assets, which may limit the Company’s ability to dispose of assets at attractive prices or obtain or maintain debt financing secured by our properties or on an unsecured basis; -the extent of any tenant bankruptcies or of any early lease terminations; -The Company’s ability to lease or re-lease space at current or anticipated rents; -changes in the supply of and demand for the Company’s properties; -changes in interest rate levels and volatility in the securities markets; -The Company’s ability to complete construction and development activities on time and within budget, including without limitation obtaining regulatory permits and the availability and cost of materials, labor and equipment; -forward-looking financial and operational information, including information relating to future development projects, potential acquisitions or dispositions, leasing activities, capitalization rates and projected revenue and income; -changes in operating costs; -The Company’s ability to obtain adequate insurance, including coverage for terrorist acts; -The Company’s credit worthiness and the availability of financing on attractive terms or at all, which may adversely impact our ability to pursue acquisition and development opportunities and refinance existing debt and the Company’s future interest expense; -changes in governmental regulation, tax rates and similar matters; and -other risks associated with the development and acquisition of properties, including risks that the development may not be completed on schedule, that the tenants or residents will not take occupancy or pay rent, or that development or operating costs may be greater than anticipated. In addition, the extent to which the ongoing COVID-19 pandemic impacts us and our tenants will depend on future developments, which are highly uncertain and cannot be predicted with confidence, including the scope, severity and duration of the pandemic, the actions taken to contain the pandemic or mitigate its impact, and the direct and indirect economic effects of the pandemic and containment measures, among others. For further information on factors which could impact us and the statements contained herein, see Item 1A: Risk Factors in MCRC’s Annual Report on Form 10-K for the year ended December 31, 2020. We assume no obligation to update and supplement forward-looking statements that become untrue because of subsequent events, new information or otherwise. This Supplemental Operating and Financial Data is not an offer to sell or solicitation to buy any securities of the Mack-Cali Reality Corporation (“MCRC”). Any offers to sell or solicitations of the MCRC shall be made by means of a prospectus. The information in this Supplemental Package must be read in conjunction with, and is modified in its entirety by, the Quarterly Report on Form 10-Q (the “10-Q”) filed by the MCRC for the same period with the Securities and Exchange Commission (the “SEC”) and all of the MCRC’s other public filings with the SEC (the “Public Filings”). In particular, the financial information contained herein is subject to and qualified by reference to the financial statements contained in the 10-Q, the footnotes thereto and the limitations set forth therein. Investors may not rely on the Supplemental Package without reference to the 10-Q and the Public Filings. Any investors’ receipt of, or access to, the information contained herein is subject to this qualification. 1Q 2021 37